Exhibit 10.1.1.3

CONSENT

CONSENT, dated as of June 28, 2006 (this “Consent”), under the Amended and Restated Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 23, 2006 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among (i) CALPINE CORPORATION (the “Borrower”), (ii) the subsidiaries of the Borrower named therein (the “Guarantors”), (iii) CREDIT SUISSE SECURITIES (USA) LLCand DEUTSCHE BANK SECURITIES INC. (“DBSI”), as joint syndication agents (in such capacities, collectively, the “Syndication Agents”), (iv) DEUTSCHE BANK TRUST COMPANY AMERICAS (“DB”), as administrative agent for the First Priority Lenders hereunder (in such capacity and including any successors, the “First Priority Agent”), (v) GENERAL ELECTRIC CAPITAL CORPORATION (including its successors, “GE Capital”), as Sub-Agent for the Revolving Lenders hereunder (in such capacity and including any successors, the “Sub-Agent”), (vi) CREDIT SUISSE (“CS”), as administrative agent for the Second Priority Term Lenders hereunder (in such capacity and including any successors, the “Second Priority Agent”), (vii) LANDESBANK HESSEN THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, GE CAPITAL and HSH NORDBANK AG, NEW YORK BRANCH, as joint documentation agents for the First Priority Lenders hereunder, and BAYERISCHE LANDESBANK, GE CAPITAL and UNION BANK OF CALIFORNIA, N.A., as joint documentation agents for the Second Priority Lenders hereunder (in such capacities and including any successors, collectively, the “Documentation Agents”), and (viii) each of the financial institutions from time to time party hereto (collectively, the “Lenders”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement;

WHEREAS, the Borrower has entered into the Settlement Agreement, dated as of June 14, 2006 between, the Borrower, South Point Energy Center, LLC (“South Point”), Broad River Energy, LLC (“Broad River”), on the one hand, and Broad River OL-1, LLC, Broad River OL-2, LLC, Broad River OL-3, LLC and Broad River OL-4, LLC (collectively the “Broad River Owner Lessors”), South Point OL-1, LLC, South Point OL-2, LLC, South Point OL-3, LLC and South Point OL-4, LLC, and SBR OP-1, LLC, SBR OP-2, LLC, SBR OP-3, LLC and SBR OP-4, LLC, on the other hand, pursuant to which (a) the parties have agreed to amendcertain contracts and leases related to the Broad River facilities and South Point facilities, (b) Broad River and South Point have agreed to assume certain contracts and leases relating to the Broad River and South Point facilities, and (c) Broad River has agreed, subject to obtaining this consent, to grant to the Broad River Owner Lessors a temporary Lien on, and subsequently assigning to the Broad River Owner Lessors, the Power Purchase Agreements dated December 31, 1998 and July 7, 2000, respectively, between Broad River and Carolina Power and Light Company (the “PPA Assignments”);

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WHEREAS, the Borrower has requested that the Lenders agree to consent under the Credit Agreement to the PPA Assignments; and

WHEREAS, the Lenders have agreed to such requested consent, but only upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agents hereby agree as follows:

SECTION 1.      DEFINITIONS.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.

SECTION 2.       CONSENT.  Effective upon entry by the Bankruptcy Court on the docket in the Cases of a final, non-appealable order or orders of the Bankruptcy Court, in each case, in form and substance reasonably acceptable to the Administrative Agents, approving the Settlement Agreement (the “Approval Order”), the Lenders hereby consent to the PPA Assignment pursuant to the Settlement Agreement as approved by the Approval Order.

SECTION 3.	CONDITIONS PRECEDENT.

3.1          Effective Date.  This Consent shall become effective as of the date first set forth above (the “Effective Date”) following the date on which all of the following conditions have been satisfied or waived:

(a)          Execution and Delivery.  The Administrative Agents shall have received counterparts of this Consent duly executed by (A) the Borrower and the Guarantors and (B) the Required Lenders; and

(b)          No Default.  After giving effect to this Consent, there shall be no Default or Event of Default.

SECTION 4.	GENERAL.

4.1          Representations and Warranties.  In order to induce the Administrative Agents and the Lenders to enter into this Consent, the Borrower hereby represents and warrants to the Administrative Agents and the Lenders that after giving effect to this Consent, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the “Credit Agreement” in any Loan Document shall be and are deemed to mean the Credit Agreement as modified hereby.

4.2	Loan Document. This Consent constitutes a Loan Document.

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4.3          GOVERNING LAW.  THIS CONSENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS CONSENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

4.4          Counterparts.  This Consent may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

4.5          Consent of Guarantors.  Each of the Guarantors hereby consents to the modifications to the Credit Agreement contemplated hereby.

4.6          Successors and Assigns.  This Consent shall be binding upon and inure to the benefit of the Borrower and the Guarantors and each of their respective successors and assigns, and upon the Administrative Agents and the Lenders and their successors and assigns.The execution and delivery of this Consent by any Lender prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

4.7          Limited Effect.  Except as expressly modified by this Consent, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Each Loan Party acknowledges and agrees that such Loan Party is truly and justly indebted to the Lenders and the Administrative Agents for the Obligations, without defense, counterclaim or offset of any kind, and such Loan Party ratifies and reaffirms the validity, enforceability and binding nature of such Obligations. The Borrower acknowledges and agrees that nothing in this Consent shall constitute an indication of the Lenders’ willingness to consent to any other amendment, waiver or other modification of any other provision of the Credit Agreement or a waiver of any Default or Event of Default not referenced in this Consent or for any other time period.

4.8          Headings.  Section headings used in this Consent are for convenience of reference only, are not part of this Consent and are not to affect the constructions of, or to be taken into consideration in interpreting, this Consent.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

CALPINE CORPORATION

By:	/s/ Robert E. Fishman
Name:	Robert E. Fishman
Title:	Executive Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

CALPINE CORPORATION

By:	/s/ Robert E. Fishman
Name:	Robert E. Fishman
Title:	Executive Vice President

GUARANTORS:

AMELIA ENERGY CENTER, LP

ANACAPA LAND COMPANY, LLC

ANDERSON SPRINGS ENERGY COMPANY

ANDROSCOGGIN ENERGY, INC.

AUBURNDALE PEAKER ENERGY CENTER, LLC

AUGUSTA DEVELOPMENT COMPANY, LLC

AVIATION FUNDING CORP.

BAYTOWN ENERGY CENTER, LP

BAYTOWN POWER GP, LLC

BAYTOWN POWER, LP

BELLINGHAM COGEN, INC.

BETHPAGE FUEL MANAGEMENT INC.

BLUE HERON ENERGY CENTER, LLC

BLUE SPRUCE HOLDINGS, LLC

BROAD RIVER ENERGY LLC

BROAD RIVER HOLDINGS, LLC

CALGEN EQUIPMENT FINANCE COMPANY, LLC

CALGEN EQUIPMENT FINANCE HOLDINGS, LLC

CALGEN EXPANSION COMPANY, LLC

CALGEN FINANCE CORPORATION

CALGEN PROJECT EQUIPMENT FINANCE

COMPANY ONE, LLC

CALGEN PROJECT EQUIPMENT FINANCE

COMPANY THREE, LLC

CALGEN PROJECT EQUIPMENT FINANCE

COMPANY TWO, LLC

CALPINE ACADIA HOLDINGS, LLC

CALPINE ADMINISTRATIVE SERVICES COMPANY, INC.

CALPINE AGNEWS, INC.

CALPINE AMELIA ENERGY CENTER GP, LLC

CALPINE AMELIA ENERGY CENTER LP, LLC

CALPINE AUBURNDALE HOLDINGS, LLC

CALPINE BAYTOWN ENERGY CENTER GP, LLC

CALPINE BAYTOWN ENERGY CENTER LP, LLC

CALPINE BETHPAGE 3 PIPELINE CONSTRUCTION

COMPANY, INC.

CALPINE BETHPAGE 3, LLC

CALPINE C*POWER, INC.

CALPINE CALGEN HOLDINGS, INC.

CALPINE CALIFORNIA DEVELOPMENT COMPANY, LLC

CALPINE CALIFORNIA ENERGY FINANCE, LLC

CALPINE CALIFORNIA EQUIPMENT FINANCE

COMPANY, LLC

CALPINE CALISTOGA HOLDINGS, LLC

CALPINE CENTRAL TEXAS GP, INC.

CALPINE CENTRAL, INC.

CALPINE CENTRAL, L.P.

CALPINE CENTRAL-TEXAS, INC.

CALPINE CHANNEL ENERGY CENTER GP, LLC

CALPINE CHANNEL ENERGY CENTER LP, LLC

CALPINE CLEAR LAKE ENERGY GP, LLC

CALPINE CLEAR LAKE ENERGY, LP

CALPINE COGENERATION CORPORATION

CALPINE CORPUS CHRISTI ENERGY GP, LLC

CALPINE CORPUS CHRISTI ENERGY, LP

CALPINE DECATUR PIPELINE, INC.

CALPINE DECATUR PIPELINE, L.P.

CALPINE DIGHTON, INC.

CALPINE EAST FUELS, INC.

CALPINE EASTERN CORPORATION

CALPINE ENERGY SERVICES HOLDINGS, INC.

CALPINE FINANCE COMPANY

CALPINE FREESTONE ENERGY GP, LLC

CALPINE FREESTONE ENERGY, LP

CALPINE FREESTONE, LLC

CALPINE FUELS CORPORATION

CALPINE GAS HOLDINGS, LLC

CALPINE GENERATING COMPANY, LLC

CALPINE GEYSERS COMPANY, L.P.

CALPINE GILROY 1, INC.

CALPINE GILROY 2, INC.

CALPINE GILROY COGEN, L.P.

CALPINE GLOBAL SERVICES COMPANY, INC.

CALPIRIE GORDONSVILLE GP HOLDINGS, LLC

CALPINE GORDONSVILLE LP HOLDINGS, LLC

CALPINE GORDONSVILLE, LLC

CALPINE GREENLEAF HOLDINGS, INC.

CALPINE GREENLEAF, INC.

CALPINE HIDALGO DESIGN, L.P.

CALPINE HIDALGO ENERGY CENTER, L.P.

CALPINE HIDALGO HOLDINGS, INC.

CALIPNE HIDALGO POWER GP, LLC

CALPINE HIDALGO POWER, LP

CALPINE HIDALGO, INC.

CALPINE INTERNATIONAL HOLDINGS, INC.

CALPINE INTERNATIONAL, LLC

CALPINE INVESTMENT HOLDINGS, LLC

CALPINE KENNEDY AIRPORT, INC.

CALPINE KENNEDY OPERATORS INC.

Guarantors - Consent

CALPINE KIA, INC.

CALPINE LEASING INC.

CALPINE LONG ISLAND, INC.

CALPINE LOST PINES OPERATIONS, INC.

CALPINE LOUISIANA PIPELINE COMPANY

CALPINE MAGIC VALLEY PIPELINE, INC.

CALPINE MONTEREY COGENERATION, INC.

CALPINE MVP, INC.

CALPINE NCTP GP, LLC

CALPINE NCTP, LP

CALPINE NORTHBROOK CORPORATION OF MAINE, INC.

CALPINE NORTHBROOK ENERGY HOLDING, LLC

CALPINE NORTHBROOK ENERGY, LLC

CALPINE NORTHBROOK HOLDINGS CORPORATION

CALPINE NORTHBROOK INVESTORS, LLC

CALPINE NORTHBROOK PROJECT HOLDINGS, LLC

CALPINE NORTHBROOK SERVICES, LLC

CALPINE NORTHBROOK SOUTHCOAST INVESTORS, LLC

CALPINE NTC, LP

CALPINE ONETA POWER I, LLC

CALPINE ONETA POWER II LLC

CALPINE ONETA POWER, L.P.

CALPINE OPERATIONS MANAGEMENT COMPANY, INC.

CALPINE PASTORIA HOLDINGS, LLC

CALPINE PHILADELPHIA, INC.

CALPINE PITTSBURG, LLC

CALPINE POWER COMPANY

CALPINE POWER EQUIPMENT LP

CALPINE POWER MANAGEMENT, INC.

CALPINE POWER MANAGEMENT, LP

CALPINE POWER, INC.

CALPINE POWERAMERICA, INC.

CALPINE POWERAMERICA - CA, LLC

CALPINE POWERAMERICA - CT, LLC

CALPINE POWERAMERICA - MA, LLC

CALPINE POWERAMERICA - ME, LLC

CALPINE POWERAMERICA - NH, LLC

CALPINE POWERAMERICA - NY, LLC

CALPINE POWERAMERICA - OR, LLC

CALPINE POWERAMERICA, LP

CALPINE PROJECT HOLDINGS, INC.

CALPINE PRYOR, INC.

CALPINE RUMFORD I, INC.

CALPINE RUMFORD, INC.

CALPINE SCHUYLKILL, INC.

CALPINE SISKIYOU GEOTHERMAL PARTNERS, L.P.

Guarantors - Consent

CALPINE SONORAN PIPELINE LLC

CALPINE STONY BROOK, INC.

CALPINE STONY BROOK OPERATORS, INC.

CALPINE STONY BROOK POWER MARKETING, LLC

CALPINE SUMAS, INC.

CALPINE TCCL HOLDINGS, INC.

CALPINE TEXAS PIPELINE GP, INC.

CALPINE TEXAS PIPELINE LP, INC.

CALPINE TEXAS PIPELINE, L.P.

CALPINE TIVERTON 1, INC.

CALPINE TIVERTON, INC.

CALPINE ULC I HOLDING, LLC

CALPINE UNIVERSITY POWER, INC.

CALPINE UNRESTRICTED FUNDING, LLC

CALPINE UNRESTRICTED HOLDINGS, LLC

CALPINE VAPOR, INC.

CARVILLE ENERGY LLC

CCFC DEVELOPMENT COMPANY, LLC

CCFC EQUIPMENT FINANCE COMPANY, LLC

CCFC PROJECT EQUIPMENT FINANCE COMPANY

ONE, LLC

CES GP, LLC

CGC DIGHTON, LLC

CHANNEL ENERGY CENTER, LP

CHANNEL POWER GP, LLC

CHANNEL POWER, LP

CLEAR LAKE COGENERATION LIMITED PARTNERSHIP

COGENAMERICA ASIA INC.

COGENAMERICA PARLIN SUPPLY CORP.

COLUMBIA ENERGY LLC

CORPUS CHRISTI COGENERATION L.P.

CPN 3RD TURBINE, INC.

CPN ACADIA, INC.

CPN BERKS GENERATION, INC.

CPN BERKS, LLC

CPN BETHPAGE 3RD TURBINE, INC.

CPN CASCADE, INC.

CPN CLEAR LAKE, INC.

CPN DECATUR PIPELINE, INC.

CPN ENERGY SERVICES LP, INC.

CPN FREESTONE, LLC

CPN FUNDING, INC.

CPN MORRIS, INC.

CPN OXFORD, INC.

CPN PIPELINE COMPANY

CPN PLEASANT HILL OPERATING, LLC

Guarantors - Consent

CPN PLEASANT HILL, LLC

CPN POWER SERVICES GP, LLC

CPN POWER SERVICES, LP

CPN PRYOR FUNDING CORPORATION

CPN TELEPHONE FLAT, INC.

DECATUR ENERGY CENTER, LLC

DEER PARK POWER GP, LLC

DEER PARK POWER, LP

DELTA ENERGY CENTER, LLC

DIGHTON POWER ASSOCIATES LIMITED PARTNERSHIP

EAST ALTAMONT ENERGY CENTER, LLC

FOND DU LAC ENERGY CENTER, LLC

FONTANA ENERGY CENTER, LLC

FREESTONE POWER GENERATION, LP

GEC BETHPAGE INC.

GEOTHERMAL ENERGY PARTNERS LTD.

GEYSERS POWER COMPANY II, LLC

GEYSERS POWER COMPANY, LLC

GEYSERS POWER I COMPANY

GOLDENDALE ENERGY CENTER, LLC

HAMMOND ENERGY LLC

HILLABEE ENERGY CENTER, LLC

IDELWILD FUEL MANAGEMENT CORP.

JMC BETHPAGE, INC.

KIAC PARTNERS

LAKE WALES ENERGY CENTER, LLC

LAWRENCE ENERGY CENTER, LLC

LONE OAK ENERGY CENTER, LLC

LOS ESTEROS CRITICAL ENERGY FACILITY, LLC

LOS MEDANOS ENERGY CENTER LLC

MAGIC VALLEY GAS PIPELINE GP, LLC

MAGIC VALLEY GAS PIPELINE, LP

MAGIC VALLEY PIPELINE, L.P.

MEP PLEASANT HILL, LLC

MOAPA ENERGY CENTER, LLC

MOBILE ENERGY LLC

MODOC POWER, INC.

MORGAN ENERGY CENTER, LLC

MOUNT HOFFMAN GEOTHERMAL COMPANY, L.P.

MT. VERNON ENERGY LLC

NISSEQUOGUE COGEN PARTNERS

NORTHWEST COGENERATION, INC.

NTC FIVE, INC.

NTC GP, LLC

NUECES BAY ENERGY LLC

O.L.S. ENERGY-AGNEWS, INC.

Guarantors - Consent

ODYSSEY LAND ACQUISITION COMPANY

PAJARO ENERGY CENTER, LLC

PASTORIA ENERGY CENTER, LLC

PASTORIA ENERGY FACILITY, LLC

PHILADELPHIA BIOGAS SUPPLY, INC.

PHIPPS BEND ENERGY CENTER, LLC

PINE BLUFF ENERGY, LLC

POWER INVESTORS, L.L.C.

QUINTANA CANADA HOLDINGS, LLC

ROCKGEN ENERGY LLC

RUMFORD POWER ASSOCIATES LIMITED PARTNERSHIP

RUSSELL CITY ENERGY CENTER, LLC

SAN JOAQUIN VALLEY ENERGY CENTER, LLC

SILVERADO GEOTHERMAL RESOURCES, INC.

SKIPANON NATURAL GAS, LLC

SOUTH POINT ENERGY CENTER, LLC

SOUTH POINT HOLDINGS, LLC

STONY BROOK COGENERATION, INC.

STONY BROOK FUEL MANAGEMENT CORP.

SUTTER DRYERS, INC.

TBG COGEN PARTNERS

TEXAS CITY COGENERATION, L.P.

TEXAS COGENERATION COMPANY

TEXAS COGENERATION FIVE, INC.

TEXAS COGENERATION ONE COMPANY

THERMAL POWER COMPANY

TIVERTON POWER ASSOCIATES LIMITED PARTNERSHIP

TOWANTIC ENERGY, L.L.C.

VEC HOLDINGS, LLC

VENTURE ACQUISITION COMPANY

VINEYARD ENERGY CENTER, LLC

WAWAYANDA ENERGY CENTER, LLC

WHATCOM COGENERATION PARTNERS, L.P.

ZION ENERGY LLC

By:	/s/ Robert E. Fishman
Name:	Robert E. Fishman
Title:	Vice President

Guarantors - Consent

AGENTS AND LENDERS:

DEUTSCHE BANK TRUST

COMPANY AMERICAS, as an

Administrative Agent and as a

Lender

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

FIRST LIEN

NAME OF INSTITUTION:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Dana F. Klein
	Name:	Dana F. Klein
	Title:	Managing Director

By:	/s/ Michael T. Wotanowski
Name:	Michael T. Wotanowski
Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

FIRST AND SECOND LIEN

NAME OF INSTITUTION:

CREDIT SUISSE CAPITAL LLC

By:	/s/ Michael T. Wotanowski
Name:	Michael T. Wotanowski
Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

General Electric Capital Corporation

By:	/s/Ali Imran Mirza
	Name:	Ali Imran Mirza
	Title:	Duly Authorized Signatory

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

LANDESBANK HESSEN-THÜRINGEN

By:	/s/ Erica A. Egan
Name:	Erica A. Egan
Title:	Vice President
Corporate Finance Division
Structured Finance Dept.

By:	/s/ David A. Leech
	Name:	David A. Leech
	Title:	Senior Vice President
Manager, Corporate Finance
Corporate Finance Division

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Union Bank of California, N.A.

By:	/s/ Bryan Read
Name:	Bryan Read
Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

TRICAP MANAGEMENT LIMITED

By:	/s/ Bryan Davis
Name:	Bryan Davis
Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Oppenheimer Senior Floating Rate Fund

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	Manager

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

HarbourView 2006-1, Ltd.

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	Manager

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

BEAR STEARNS CREDIT PRODUCTS INC.

By:	/s/ Jeffery Tuck
	Name:	Jeffery Tuck
	Title:	Authorized Signatory

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Erste Bank der Oesterreichischen Sparkassen AG

By:	/s/ Patrick W. Kunkel
	Name:	Patrick W. Kunkel
	Title:	Director

By:	/s/ John Fay
	Name:	John Fay
	Title:	Director

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Fortress Credit Investments I, LTD.

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Fortress Credit Investments II, LTD.

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

CALPINE DIP – 2ND LIEN

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Taconic Capital Partners 1.5 LP

by Taconic Capital Advisors LLC, as Investment Advisor

By:	/s/ Christopher DeLong
Name:	Christopher DeLong
Title:	Principal

< PAGE >

CALPINE DIP – 1ST LIEN

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Taconic Capital Partners 1.5 LP

by Taconic Capital Advisors LLC, as Investment Advisor

By:	/s/ Christopher DeLong
Name:	Christopher DeLong
Title:	Principal

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Grand Central Asset Trust, DHM Series

By:	/s/ Beata Konopko
	Name:	Beata Konopko
	Title:	As attorney in fact

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

OCM High Yield Plus Fund, L.P.

By:	OCM High Yield Plus Fund GP, LLC

Its: General Partner

By:	Oaktree Capital Management, LLC

Its: Managing Member

By:	/s/ Timothy J. Andrews
Name:	Timothy J. Andrews
Title:	Managing Director

By:	/s/ Richard Ting
Name:		Richard Ting
	Title:	Senior Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Restoration Holdings, LTD

By:	/s/ Ivona Smith
	Name:	Ivona Smith
	Title:	Principal

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

HFR DS Restoration Master Trust

By:	/s/ Ivona Smith
	Name:	Ivona Smith
	Title:	Manager

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

WATERVILLE FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

BlueMountain CLO Ltd:

By:	/s/ Kimberly Reina
	Name:	Kimberly Reina
	Title:	Associate

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

BlueMountain CLO II Ltd:

By:	/s/ Kimberly Reina
	Name:	Kimberly Reina
	Title:	Associate

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Highland Floating Rate Advantage Fund

By:	/s/ Mickey Minces
	Name:	Mickey Minces
	Title:	Compliance Officer

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Highland Floating Rate LLC

By:	/s/ Mickey Minces
	Name:	Mickey Minces
	Title:	Compliance Officer

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Highland Legacy Limited

By:	Highland Capital Management, L.P.,

As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ J. Kevin Ciavarra
	Name:	J. Kevin Ciavarra
	Title:	Officer
Highland Capital Management, L.P.
By: the General Partner,
Strand Advisors, Inc.

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Loan Funding IV LLC

By:	Highland Capital Management, L.P.,

As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ J. Kevin Ciavarra
	Name:	J. Kevin Ciavarra
	Title:	Officer
Highland Capital Management, L.P.
By: the General Partner,
Strand Advisors, Inc.

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Loan Funding VII LLC

By:	Highland Capital Management, L.P.,

As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ J. Kevin Ciavarra
	Name:	J. Kevin Ciavarra
	Title:	Officer
Highland Capital Management, L.P.
By: the General Partner,
Strand Advisors, Inc.

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Rockwall CDO LTD.

By:	Highland Capital Management, L.P.,

As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ J. Kevin Ciavarra
	Name:	J. Kevin Ciavarra
	Title:	Officer
Highland Capital Management, L.P.
By: the General Partner,
Strand Advisors, Inc.

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Liberty CLO, Ltd.

By:	Highland Capital Management, L.P.,

As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ J. Kevin Ciavarra
	Name:	J. Kevin Ciavarra
	Title:	Officer
Highland Capital Management, L.P.
By: the General Partner,
Strand Advisors, Inc.

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Loan

Funding XI LLC, As Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Castle

Hill III CLO, Limited, as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Race

Point III, CLO Ltd., As Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Race

Point CLO, Limited, As Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for

Prospect Funding I, LLC, As Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Castle

Hill II – INGOTS, Ltd., as Term Lender

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Chatham Light II CLO, Limited, by Sankaty Advisors,

LLC, as Collateral Manager

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-

Advisors

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Sankaty High Yield Partners, II, L.P.

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Sankaty High Yield Partners, III, L.P.

By:	/s/ James F. Kellogg III
Name:	James F. Kellogg III
Title:	Managing Director

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

HARBOUR TOWN FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

LONG LANE MASTER TRUST IV

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

SKY CBNA LOAN FUNDING

By:	/s/ Lori Phillips
	Name:	Lori Phillips
	Title:	Authorized Signatory

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Freestyle Special Opportunities Master Fund, Ltd.

By:	/s/ Adrian Mackay
Name:	Adrian Mackay
Title:	Managing Member of Freestyle
Fund Services Company LLC,
Investment Manager

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

SOL Loan Funding LLC for itself or as

agent for SOL2 Loan Funding LLC

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

LightPoint CLO 2004-I, Ltd.

Premium Loan Trust I, Ltd.

LightPoint CLO III, Ltd.

LightPoint CLI IV, Ltd.

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

TRS CALLISTO LLC

By:	Deutsche Bank AG New York Branch, Its Sole Member
By:	DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

By:	/s/ Edward Schaffer
Name:	Edward Schaffer
Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

TRS CALLISTO LLC

By:	Deutsche Bank AG New York Branch, Its Sole Member
By:	DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

By:	/s/ Edward Schaffer
Name:	Edward Schaffer
Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Taconic Capital Partners 1.5 LP

By:	Taconic Capital Advisors LLC,

as Investment Advisor

By:	/s/ Christopher DeLong
Name:	Christopher DeLong
Title:	Principal

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

CSAM Funding IV

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

DIP Revolver

Second Priority DIP Term Loan

First Priority DIP Term Loan

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Atrium III

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

DIP Revolver

Second Priority DIP Term Loan

First Priority DIP Term Loan

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Atrium V

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

DIP Revolver

Second Priority DIP Term Loan

First Priority DIP Term Loan

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Madison Park Funding II, Ltd.

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

DIP Revolver

Second Priority DIP Term Loan

First Priority DIP Term Loan

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

CSAM FUNDING I

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

DIP Revolver

Second Priority DIP Term Loan

First Priority DIP Term Loan

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Atrium CDO

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

DIP Revolver

Second Priority DIP Term Loan

First Priority DIP Term Loan

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

CS Credit Strageies Master Fund, Ltd.

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

DIP Revolver

TRS-CS-1st Lien L+0.55%

TRS-CS Second Priority DIP TL L + 0.55%

TRS-CS-First Priority DIP TL L + 0.55%

Margin Deposit – 1st Lien DIP TL

Margin Deposit – 2nd Lien DIP TL

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

CSAM FUNDING III

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

DIP Revolver

Second Priority DIP Term Loan

First Priority DIP Term Loan

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

DUNES FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

Durham Acquisition Co., LLC

By:	/s/ Christopher Mackey
Name:	Christopher Mackey
Title:	Managing Principal

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

Credit Genesis CLO 2005-1 Ltd.

By:	/s/ Christopher Mackey
Name:	Christopher Mackey
Title:	Managing Principal

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

TRS VENOR LLC

By:	DEUTSCHE BANK AG

CAYMAN ISLANDS BRANCH, ITS SOLE MEMBER

By:	DB SERVICES NEW JERSEY, INC.

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

By:	/s/ Michelle M. McCarthy
	Name:	Michelle M. McCarthy
	Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

TRS BRUIN LLC

By:	DEUTSCHE BANK AG

CAYMAN ISLANDS BRANCH, ITS SOLE MEMBER

By:	DB SERVICES NEW JERSEY, INC.

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

By:	/s/ Michelle M. McCarthy
	Name:	Michelle M. McCarthy
	Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

KNIGHT CBNA LOAN FUNDING

KNIGHT CFPI LOAN FUNDING LLC

Knight CBNA Loan Funding LLC, for itself or as Agent

for Knight CFPI Loan Funding LLC

By:	/s/ Suzanne Smith
	Name:	Suzanne Smith
	Title:	As Attorney In Fact

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Four Corners CLO II, LTD.

By:	/s/ Suzanne Smith
	Name:	Suzanne Smith
	Title:	As Attorney In Fact

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

TRS IO LLC

By:	DEUTSCHE BANK AG

CAYMAN ISLANDS BRANCH, ITS SOLE MEMBER

By:	DB SERVICES NEW JERSEY, INC.

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

By:	/s/ Michelle M. McCarthy
	Name:	Michelle M. McCarthy
	Title:	Authorized Signatory

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

HSH Nordbank

By:	/s/ Thomas Emmons
	Name:	Thomas Emmons
	Title:	Senior Vice President

By:	/s/ Steven R. Pottle
	Name:	Steven R. Pottle
	Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

CONTINENTAL CASUALTY COMPANY

By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Raven Credit Opportunities Master Fund, Ltd.

By Raven Asset Management LLC

As Investment Advisor

By:	/s/ Kevin Gerlitz
	Name:	Kevin Gerlitz
	Title:	CFO/COO

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

MERRILL LYNCH CREDIT PRODUCTS, LLC

By:	/s/ Neyda Darias
	Name:	Neyda Darias
	Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

ARES ENHANCED LOAN INVESTMENT

STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P.,

Investment Manager

By:	Ares Enhanced Loan GP, LLC,

Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management, L.P.,

Investment Manager

By:	Ares Enhanced Loan GP, LLC,

Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC,

Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

ARES IIR CLO Management IIR, L.P.

By:	Ares CLO Management IIR, L.P., Investment Manager

By:	Ares CLO GP IIR, LLC,

Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

ARES VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC,

Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

ARES VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC,

Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

ARES VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC,

Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

ARES IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC,

Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

CONFLUENT 2 LIMITED

By:	Ares Private Account Management I, L.P., as Sub-Manager

By:	Ares Private Account Management I GP, LLC, as General Partner

By:	Ares Management LLC, As Manager

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

WIND RIVER CLO I LTD.

By:	McDonnell Investment Management, LLC, as

Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

WIND RIVER CLO II LTD.

By:	McDonnell Investment Management, LLC, as

Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

MCDONNELL LOAN OPPORTUNITY LTD.

By:	McDonnell Investment Management, LLC, as

Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

GANNETT PEAK CLO I, LTD.

By:	McDonnell Investment Management, LLC, as

Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

KC CLO II PLC.

By:	/s/ Irina Bo va
	Name:	Irina Bo___va
	Title:	Vice President

By:	/s/ Martin
	Name:	Martin
	Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Thracia, LLC

By:	/s/ Frank Argenziano
	Name:	Frank Argenziano
	Title:	CFO

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Union Bank of California, N.A.

By:	/s/ Bryan Read
Name:	Bryan Read
Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Grand Central Asset Trust, STK Series

By:
Name:
Title:

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Grand Central Asset Trust, BAS Series

By:	/s/ Beata Konopko
	Name:	Beata Konopko
	Title:	As attorney in fact

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

Grand Central Asset Trust, STK Series

By:	/s/ Beata Konopko
	Name:	Beata Konopko
	Title:	As attorney in fact

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE

INCOME FUND

By:	Four Corners Capital Management LLC

As Sub-Advisor

By:	/s/ Vijay Srinivasan
Name:	Vijay Srinivasan
Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE

INCOME FUND II

By:	Four Corners Capital Management LLC

As Sub-Advisor

By:	/s/ Vijay Srinivasan
Name:	Vijay Srinivasan
Title:	Vice President

SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES

By:	Four Corners Capital Management LLC

As Sub-Advisors

By:	/s/ Vijay Srinivasan
Name:	Vijay Srinivasan
Title:	Vice President

MACQUARIE/FIRST TRUST GLOBAL

INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

By:	Four Corners Capital Management LLC

As Sub-Advisors

By:	/s/ Vijay Srinivasan
Name:	Vijay Srinivasan
Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

FORTRESS PORTFOLIO TRUST

BY:	Four Corners Capital Management LLC,

As Investment Manager

By:	/s/ Vijay Srinivasan
Name:	Vijay Srinivasan
Title:	Vice President

FOUR CORNERS CLO 2005-I, LLC

By:	Four Corners Capital Management LLC,

As Investment Manager

By:	/s/ Vijay Srinivasan
Name:	Vijay Srinivasan
Title:	Vice President

< PAGE >

SIGNATURE PAGE TO CONSENT DATED AS OF

JUNE __, 2006 TO THE AMENDED AND

RESTATED REVOLVING CREDIT, TERM LOAN

AND GUARANTEE AGREEMENT, DATED AS

OF FEBRUARY 23, 2006, AMONG CALPINE

CORPORATION, THE SUBSIDIARIES OF

CALPINE CORPORATION NAMED THEREIN,

THE LENDERS FROM TIME TO TIME PARTIES

THERETO, CREDIT SUISSE AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT AND THE OTHER

AGENTS PARTIES THERETO.

NAME OF INSTITUTION:

AUGUSTA TRADING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President